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EXHIBIT 10.1.11

CERTIFIED TRANSLATION

FIRST ADDENDUM TO THE EMPLOYMENT CONTRACT
FOR FOREIGN PERSONNEL

        Know all men by these men by these presents, which is being signed in three copies, the Addendum to the Employment Contract for Foreign Personnel of March 31St 2003 (File No 38065-03, Registration No 777-03), entered into on the one hand by DOE RUN PERU S.R.L. with R.U.C. No 20376303811 of Victor Andrés Belaúnde 147, 9th Floor, Camino Real Business Center—Torre Real 3, San Isidro, Lima, the establishment thereof duly recorded on Card No 143658 of the Book of Business Partnerships of the Public Registry of Lima, engaged in activities related to the mining and metallurgical industry, duly represented by its Financial Manager Mister Eric Peitz, according to the power of attorney duly registered under Entry No 11015369 of the Registry of Body Corporates of Lima, hereinafter to be called "THE EMPLOYER"; and on the other hand Mister Albert Bruce Neíl, identified by Canadian Passport No MJ524767 born in the city of Tofino, British Columbia, Canada, Canadian citizen, of masculine sex, 57 years old, married, of profession Engineer, domiciled at Victor Andrés Belaúnde No 147 9th Floor, Camino Real Business Center—Torre Real 3, San Isidro, Lima, hereinafter to be called "THE EMPLOYEE" under the following terms and conditions:

FIRST: BACKGROUND

        On March 31St 2003, a working contract ("THE CONTRACT") was entered into by THE EMPLOYER and THE EMPLOYEE for a term of three (3) years which as approved on April 11t" of the same year, under file No 36065-03, Registry No 777-03

SECOND: THE REMUNERATION

        Both parties agree to amend point 5.1 of the Fifth Clause of THE CONTRACT, as follows:

        THE EMPLOYER shall pay THE EMPLOYEE, as remuneration the following:

5.1
Basic Income

Monthly income	US$16,666.66 × 12 = US$200,000.00
Sub-annual total	US$200,000.00

THIRD: THE OTHER CLAUSES

        All other clauses of the CONTRACT shall continue without changes.

        Made and signed in the city of Lima, on the June 1St 2004, in three (3) copies with the same text, as evidence if the parties and of the Labor Authorities of Peru, to those approval it shall be submitted.

(one illegible signature) THE EMPLOYEE	(one illegible signature) THE EMPLOYER

        (Translators Note): All pages bear the following seal:

        Labor and Employment Promotion Ministry—Office for Documentary Procedures

  June 1St 04 - 12 I.Z.

  REPUBLIC OF PERU
  LABOR AND EMPLOYMENT PROMOTION MINISTRY
  File No 059491-04
  Lima, June 15th 2004

        As regards Appeal No 9578-04; the applying company having complied with amending the observations made by Resolution dated June 4th 2004; therefore, according to the provisions of Article 6 sub clause "B" of Legislative Decree No 689,The Working Contract dated June 1St 2004 entered into by DOE RUN PERU S.R.L. and ALBERT BRUCE NEIL, Canadian citizen and consisting of three (3) clauses is approved.

File No 059491-04 (One illegible signature) Carlos Fernando Flores Bertalmid Assistant Director	Registry No 01058-04

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CERTIFIED TRANSLATION
FIRST ADDENDUM TO THE EMPLOYMENT CONTRACT FOR FOREIGN PERSONNEL